Trade and Other Payables	12 Months Ended
Jun. 30, 2024
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables	Trade and Other Payables

	2024 £’000	2023 £’000 (Restated) (1)
Trade payables	£10,976	£5,480
Other taxation and social security	18,412	19,290
Client volume discounts/rebates	17,922	1,011
Other liabilities	6,222	5,029
Accruals	56,890	55,195
Deferred income	6,147	5,823
Total trade and other payables	£116,569	£91,828
(1) Restated to include the effects of revisions arising from provisional to final acquisition accounting for DEK and Mudbath (refer to note 3C for details). £1.0 million of client volume discounts/rebates, which were previously disclosed in Other liabilities, have been reclassified from Other liabilities to Client volume discounts/rebates in the 2023 comparative period.
Deferred income represents client contract liabilities at year end where cash was received from clients but Endava is yet to perform the work. £4.5 million of the deferred income recognised at 1 July 2023 was recognised as revenue during the year (2023: £3.3 million). Other than business-as-usual movements there were no significant changes in the deferred income balance during the year. From the £6.1 million deferred income in balance as of 30 June 2024, £2.8 million comes from acquired companies during the reporting period (nil as of 30 June 2023).
Client volume discounts/rebates relate to contractual arrangements with customers to provide them with discounts/rebates based on agreed threshold levels of business being delivered by the client.